DELAWARE VIP® TRUST

Delaware VIP REIT Series
(the “Series”)

Supplement to the Series’ Standard Class and Service Class
Summary Prospectuses dated April 29, 2020

On June 10, 2020, the Board of Trustees of the Series approved the appointment of Macquarie Investment Management Global Limited (“MIMGL”) as a sub-advisor to the Series.  In connection with this appointment, the Board of Trustees voted to approve the appointment of MIMGL’s portfolio manager team, to take effect on or about the date of this supplement, and changes to the Series’ investment strategies, to take effect on or about 60 days following the date of this Supplement (the “Effective Date”).

In connection therewith, upon the Effective Date, the following will replace the information in the section of the Series’ summary prospectus entitled “What are the Series’ principal investment strategies?”

For the purposes of this section, a reference to the Manager may also include MIMGL with respect to its role as sub-advisor to the Series.

The Series invests primarily in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, the Series will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in real estate investment trusts (REITs) (80% policy).

In selecting investments, Macquarie Investment Management Global Limited (MIMGL or “Sub-Advisor”), the Series’ sub-advisor, generally focuses on the expectations regarding what it considers to be the key factors in determining equity prices - company earnings, earnings quality, valuation measures and momentum. To be able to implement its investment philosophy the Sub-Advisor will rely on a systematic process to exploit opportunities using a number of quantitative, event driven & fundamental investment strategies within a risk aware portfolio construction framework. In constructing its portfolio, the Sub-Advisor strives to include REITs that represent a variety of different sectors in the real estate industry.

The Manager may permit its affiliate, Macquarie Funds Management Hong Kong Limited (MFMHKL), to execute Series security trades on behalf of the Manager.

The Series’ 80% policy is nonfundamental and may be changed without shareholder approval. Series shareholders would be given at least 60 days’ notice prior to any such change.

Effective immediately, the following replaces the information in the section of the Fund’s summary prospectus entitled “Who manages the Series?”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisors

Macquarie Investment Management Global Limited (MIMGL) serves as sub-advisor for the Series. MIMGL is primarily responsible for the day-to-day management of the Series portfolio.

Macquarie Investment Management Global Limited

Portfolio managers	Title with MIMGL	Start date on the Series

Scot Thompson	Co-Head of Systematic Investments and Portfolio Manager	June 2020
Benjamin Leung, CFA	Co-Head of Systematic Investments and Portfolio Manager	June 2020

Macquarie Funds Management Hong Kong Limited

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated June 11, 2020.